HELIX
ENERGY SOLUTIONS

Morgan Stanley E&P and Oil Services Conference

May 10, 2016

Navigating the present, focusing on the future.

Forward Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group).

Who We Are



Helix is a specialty deepwater service provider to the offshore energy industry, focusing on expanding our subsea infrastructure services in Well Intervention and Robotics.

Deepwater Subsea Services

Well Intervention

Entering a wellbore to initiate, enhance, restore or decommission production as part of the well's natural life cycle.

Robotics

Providing remotely operated vehicles (ROVs) to perform deepwater service tasks beyond the reach of dive crews.

Why focus on these disciplines?

- Low F&D cost for enhanced reserves
- Extended well life via intervention defers cessation of production and P&A liability
- P&A is regulatory driven; eventually, demand should increase over time and typically accelerates in downturns
- Demand for a more cost effective solution to rigs
- Robotics is essential for credible quality performance in deepwater operations

Well Intervention


HELIX
HELIX

Well Intervention Overview



Debris Cap
Tubing hanger
crown plugs
Spool Tree
High Pressure
Wellhead Housing
Straddles or patches to repair tubular.
30"csg
Milling or high pressure jetting to remove scale.
Formation acidizing via matrix or fracture stimulation.
20"csg
Subsurface safety valve/gas lift mandrel repair.
Wellbore cleanout, fill removal with long or reverse circulation.
13-3/8"csg
Re-perforating long sections.
Wellbore gas lift unloading with Nitrogen.
Window cutting/casing exit & remedial sidetrack drilling
Heavy duty fishing with simultaneous removal of fill.
9-5/8"csg
Milling and under reaming to remove wellbore scale.
Selective zonal isolation mechanical or chemical.
7" liner

Well Intervention Current Asset Base


Q4000


Skandi Constructor
(chartered vessel)


H534[1]


Q5000 (placed in service October 2015)


Intervention Riser Systems


Well Enhancer


Seawell

[1]Plan to cold stack

Future Well Intervention Growth



_Q7000_ – Under Construction



Intervention Riser Systems


HELIX

Siem Helix 1 (chartered; estimated in service 2016)
Siem Helix 2 (chartered; estimated in service 2017)

Robotics



Robotics Assets



53 Workclass ROVs

The backbone of the fleet, capable of performing a broad array of subsea construction and well intervention tasks



5 Trenchers

The key to pipeline installation in heavily trafficked waters



2 ROVDrills

Provide seabed composition intelligence for subsea construction and subsea mining operations

Chartered Vessel Fleet



Grand Canyon I, II



Deep Cygnus



Grand Canyon III[1]



REM Installer[2]

[1]Expected to enter fleet in May 2016
[2]Charter expires in mid-2016

Chartered Vessel Fleet

- Currently four vessels under long-term charter; REM Installer charter expires July 2016
- *Grand Canyon III* extended activation until May 2017 with option to activate at a discount after May 2016
- Spot vessels have historically been added and subtracted to the chartered vessel fleet as market demand requires



Grand Canyon III arriving at Kleven shipyard in Norway

What Sets Helix Apart in Robotics



Oil & Gas



Renewable Energy



Subsea Mining



Specialty Services

- Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions
- A fleet of advanced vehicles, including several units custom built to our specifications
- An industry leader in subsea trenching
- Leading provider for trenching, cable burial and ROV support for offshore wind farm development
    - Current focus on export lines (field to shore)
    - Future opportunities in-field (inter-array cable installation)

Production Facilities



Production Facilities

***Helix Producer I* FPU (100%)**

- Location: Phoenix Field (GOM)
- Expect to remain on field through 2019
- A component of the well containment system, along with the *Q4000*

Independence Hub Semi (20%)

- Location: Mississippi Canyon (GOM)
- Partner: Enterprise Products
- Operator: Anadarko

Production Facilities contributed $46 million in EBITDA in 2015 without Marco Polo

- Sold Marco Polo interest for $25 million in Q1 2016


Helix Producer 1

Key Financial Metrics



Debt & Liquidity Profile[1]


($ in millions)
$2,000
$1,500
$1,000
$500
$0
Debt 2
$1,200
$900
$600
$300
$0
Liquidity 3
$1,996
$1,773
$1,338
$1,067
$1,338
$946
$1,138
$592
$1,002
$565
$554
$76
$537
$61
$749
$255
$732
$244
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
03/31/2016
Gross Debt
Net Debt
Liquidity

Liquidity of approximately $635 million at 3/31/2016

[1]Adjusted for new debt issuance cost presentation requirement, net of unamortized debt issuance cost (deferred financing costs)
[2]Net of unamortized debt discount under our convertible senior notes. Net debt is calculated as total long-term debt less cash and cash equivalents
[3]Liquidity is calculated as the sum of cash and cash equivalents ($488 million) and available capacity under our revolving credit facility ($147 million of the $400 million facility available based on TTM EBITDA)

Debt Instrument Profile

Total funded debt of $757 million at end of Q1 2016

- $200 million Convertible Senior Notes – 3.25%[1]
- $248 million Term Loan – LIBOR + 2.75%[2]
    - Annual amortization payments of 10%
- $86 million MARAD Debt – 4.93%
    - Semi-annual amortization payments
- $223 million Q5000 Loan – LIBOR + 2.50%[3]
    - Annual amortization payments of 14% over 5 years with a final balloon payment



Debt Instrument Profile at 3/31/2016
Principal Payment Schedule
($ in millions)
$500
$400
$300
$200
$100
$0
$52
$72
$437
$43
$97
$56
2016
2017
2018
2019
2020
2021-2027
Term Loan
Convertible Notes
Q5000 Loan
MARAD

[1] Stated maturity 2032. First put/call date March 2018
[2] We have fixed through October 2016 the LIBOR interest rate on 50% of the Term Loan debt at 0.75% utilizing interest rate swaps
[3] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan debt at 1.51% utilizing interest rate swaps

Financial Highlights



Revenue
($ in millions)
$190
$166
$182
$158
$91
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1



Net Debt
($ in millions)
$117
$281
$295
$255
$244
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1



Quarterly EBITDA
($ in millions)
$51
$36
$51
$34
$1
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1



Cash
($ in millions)
$415
$500
$469
$494
$488
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1

2016 Outlook



2016 Outlook: Forecast

($ in millions)	2016 Outlook	2015 Actual
Revenues	$ 500-550	$ 696
EBITDA	110-130	173
CAPEX	230	353
Revenue Split:		
Well Intervention	$ 300-330	$ 373
Robotics	160-175	301
Production Facilities	70-75	76
Elimination	(30)	(54)
Total	**$ 500-550**	**$ 696**

- **Q2 2016 is likely to represent a relatively small improvement over Q1 2016**
- **Subsea equipment issues onboard *Q5000* has delayed expected revenues; commercial issues to be resolved**
- **2016 forecast is "back end loaded" and is dependent on a significant "ramp-up" in the second half of the year**

Note: Industry conditions remain very challenging. We expect these industry conditions to persist throughout 2016 as oil prices have not recovered sufficiently to stimulate an increase in customer spending levels. Furthermore, our Robotics business is anticipated to see a sharp drop off in activity in 2016 as subsea construction related activities will be affected more broadly from the lack of overall E&P spending that has already taken place. There is no assurance that the above will be achieved as there is still a significant amount of uncontracted work assumed in this forecast.

2016 Outlook: Well Intervention

- Total backlog as of March 31, 2016 was approximately $1.7 billion
- The *Q4000* is expected to have high utilization for all of 2016
- Additional contracted work has been added in Q1 2016 to the *Q4000* 2016 schedule
- The *Q5000* contracted to BP for the duration of 2016
- IRS no.1 is being actively marketed for the rental market with some opportunities in 2016
- The *Seawell* is currently warm stacked in UK; reactivation likely in May/June
- The *Skandi Constructor* is currently stacked in Norway with poor visibility
- The *Well Enhancer* was mobilized on a project April 1st and is expected to have good utilization in Q2 and Q3, including a coiled tubing intervention campaign during the summer

2016 Outlook: Robotics

- We currently have ~100 days of firm contracted work for our chartered vessels for Q2 2016 but we continue to aggressively pursue additional ROV and IRM opportunities for all of our vessels
- *Deep Cygnus* to be fully utilized until at least mid-May on walk-to-work project
- *Grand Canyon* has 22 days of contracted work for Q2 2016, including a short trenching project as well as a well abandonment project
- *Grand Canyon II (*now the GOM's primary ROV support vessel) has 27 days of firm ROV support work scheduled for Q2
- *REM Installer* to be cold stacked until charter expires in July 2016
- *Grand Canyon III* delivered on May 1, 2016. We extended the activation date to May 2017 at a significant cost savings or alternatively we may activate the vessel at a discount to the working rate

2016 Outlook: Capex

2016 capex is currently forecasted at approximately $230 million, consisting of the following:

- $212 million in growth capital; primarily for newbuilds currently underway, including:
  - $95 million for *Q7000*
  - $95 million for *Siem Helix 1* and *2* monohull vessels
  - $22 million for intervention riser systems and other
- $18 million in vessel maintenance and spares

2016 Outlook

Balance Sheet

- Launched At-the-Market (ATM) Equity Program in April 2016 to sell up to $50 million of our common stock. Proceeds will be used for general corporate purposes.
- Our gross funded debt levels are scheduled to decrease from year end 2015 by $71 million in 2016 ($776 million at 12/31/15 to $705 million at 12/31/16) as a result of scheduled principal payments. The senior portion of our debt at year end 2016 is scheduled to be $508 million.
- Our net debt level is expected to range between $350 million and $390 million at year end 2016, up from $255 million at year end 2015. The range takes into consideration many assumptions, including earnings levels, working capital changes, the sale of assets that have already transpired, expected tax refunds, etc.

HELIX
ENERGY SOLUTIONS

HLX Listed NYSE®
Follow Helix on Twitter - @Helix_ESG
www.linkedin.com/company/helix-energy-solutions-group

Navigating the present, focusing on the future.